UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 7, 2013

First M & F Corporation
(Exact name of registrant as specified in its charter)

Mississippi	0-9424	64-0636653
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

134 West Washington Street, Kosciusko, MS		39090
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (662) 289-5121
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01 Other Events

On January 7, 2013 First M&F Corporation (the “Company”) received notice from the Federal Reserve Bank of St. Louis (the “Federal Reserve”) that the informal memorandum of understanding effective November 11, 2009 between the Federal Reserve and the Company has been terminated by the Federal Reserve. With this development, all regulatory agreements and understandings with the primary banking regulators of the Company and its subsidiary M&F Bank have been rescinded, terminated, or lifted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST M & F CORPORATION
Date: January 9, 2013
/s/ John G. Copeland

Name: John G. Copeland
Title: EVP & Chief Financial Officer